UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2009

Intcomex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-134090	65-0893400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 NW 107 Avenue, Miami, FL 33178

(Address of principal executive offices)

(305) 477-6230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
99.1	Press release, dated December 10, 2009, announcing the pricing of Senior Secured Notes due 2014 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intcomex, Inc.
(Registrant)

Date: December 10, 2009	By:	/S/ RUSSELL A. OLSON
	Name:	Russell A. Olson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release, dated December 10, 2009, announcing the pricing of Senior Secured Notes due 2014 (furnished herewith).